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Exhibit 99.1




                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Insignia Financial Group, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, information and belief, that

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 14, 2003
                                                   /s/Andrew L. Farkas
                                                   -----------------------
                                                   Andrew L. Farkas
                                                   Chief Executive Officer


Dated: May 14, 2003
                                                   /s/James A. Aston
                                                   -----------------------
                                                   James A. Aston
                                                   Chief Financial Officer